 Secretary of State
Business Information and Services
Suite 315, West Tower
2 Martin Luther King  Jr. Dr.
Atlanta, Georgia 30334-1530

Docket Number   :     953250718
Control Number  :     8306699
Effective Date  :     11/24/1995
Reference       :     0064
Print Date      :     11/27/1995
Form Number     :     111

Powell, Goldstein, Frazer & Murphy
Tracy L. King
191 Peachtree ST., NE, 16TH Floor
Atlanta GA 30303


CERTIFICATE OF AMENDMENT

I, MAX CLELAND, Secretary of State and the Corporation Commissioner of the State of Georgia, do hereby certify under the seal of my office that

EQUIFAX INC.

A DOMESTIC PROFIT CORPORATION

has filed articles of amendment in the office of the Secretary of State and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles of amendment.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on the date set forth above.



/S/ MAX CLELAND
- ---------------------------
SECRETARY OF STATE

ARTICLES OF AMENDMENT TO THE
ARTICLES OF INCORPORATION OF EQUIFAX INC.


1.  The name of the corporation is EQUIFAX INC. (hereinafter the "Corporation").

2. The Articles of Incorporation of the Corporation are hereby amended by deleting paragraph 6 thereof in its entirety and substituting the following in lieu thereof:

6. The maximum capital stock of said company shall be 250,000,000 shares of Common Stock of the par value of $1.25 per share and 50,000 shares of Class A Preferred Stock without par value. The minimum capital stock of said company shall be 500,000 shares of Common Stock of the par value of $1.25 per share. Effective as of 5:00 p.m. Eastern Standard Time on November 24, 1995, each issued and unissued share of Common Stock, which theretofore had a par value of $2.50 per share, shall without any action on the part of the holder thereof, be reclassified as and converted into, two fully paid and non-assessable shares of Common Stock, par value $1.25 per share.

3. This amendment to the Articles of Incorporation was adopted by the Board of Directors of the Corporation on October 25, 1995.

4. This amendment changes each issued and unissued share of Common Stock into two shares of Common Stock and changes the par value of the Common Stock to $1.25 per share. The Common Stock is the only class of shares of the Corporation outstanding. Pursuant to Section 14-2-1002(4) of the Georgia Business Corporation Code, shareholder action is not required for such an amendment.

5. These Articles of Amendment shall become effective as of 5:00 p.m. Eastern Standard Time on November 24, 1995.

IN WITNESS WHEREOF, the undersigned does hereby set his hand effective this 10th day of November 1995.

EQUIFAX INC.
Name: /s/ T. H. Magis
- -------------------------------
Title: Corporate Vice President

ATTEST:



Name: /s/ Joan A. Martin
- ---------------------------
Title: Assistant secretary

[CORPORATE SEAL]

Secretary of State
Business Services and Regulation

Suite 315, West Tower
2 Martin Luther King Jr. Dr.
Atlanta, GA  30334-1530

Docket Number  :  923510438
Control Number :  8306699
Effective Date :  12/16/1992
Reference      :  0091
Print Date     :  12/16/1992
Form Number    :  111

Hunton & Williams
Patricia C. Andino
950 East Paces Ferry Road
2500 One Atlanta Plaza
Atlanta, GA 30326



CERTIFICATE OF AMENDMENT

I, MAX CLELAND, Secretary of State and the Corporation Commissioner of the State of Georgia, do hereby certify under the seal of my office that


EQUIFAX  INC.
a domestic profit corporation


has filed articles of amendment in the office of the Secretary of State and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles of amendment.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on the date set forth above.

/s/ MAX CLELAND
- ---------------------------
SECRETARY OF STATE


/s/ VERLEY J. SPIVEY
- ---------------------------
DEPUTY SECRETARY OF STATE

ARTICLES OF AMENDMENT
TO THE ARTICLES OF INCORPORATION
OF
EQUIFAX INC.



Pursuant to the provisions of the Georgia Business Corporation Code, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1.  The name of the corporation is Equifax Inc. (the "Corporation").

2. The Articles of Incorporation of the Corporation are hereby amended by deleting Paragraph 9 thereof in its entirety and substituting in lieu thereof a new Paragraph 9 to read as follows:

"9. Upon the acquisition by Equifax Inc. of any of its shares of stock, such reacquired shares shall become treasury shares."

3. The above amendment was adopted by the unanimous vote of the Board of Directors of the Corporation on November 13, 1992. Pursuant to Sections 14-2-631 and 14-2-1002 of the Code, shareholder action was not required to adopt the foregoing amendment to the Corporation's Articles of Incorporation.

IN WITNESS WHEREOF, the undersigned has caused these Articles of Amendment to be executed and its corporate seal affixed and has caused the foregoing to be attested, all by its authorized officers, on this 2nd day of December, 1992.

[CORPORATE SEAL]

EQUIFAX INC.

Attest:
/s/ Joan A. Martin
- ---------------------------
Assistant Secretary

By: /s/ William B. Fokes
- ---------------------------
Title: Corporate Vice President & Secretary

ARTICLES OF AMENDMENT
EQUIFAX INC.

Pursuant to the provisions of the Georgia Business Corporation Code, Equifax Inc., a corporation organized and existing under the laws of the State of Georgia, with its registered office in Fulton County, Georgia, adopts the following Articles of Amendment to its Articles of Incorporation:

I.
The name of the corporation is Equifax Inc.

II.
The Articles of Incorporation were amended by the Shareholders of the Corporation as follows:

Paragraph 6 of the Articles of Incorporation shall be deleted in its entirety and a new Paragraph 6 shall be added reading as follows:

"6. The maximum capital stock of said company shall be 125,000,000 shares of Common Stock of the par value of $2.50 per share and 50,000 shares of Class A Preferred Stock without par value. The minimum capital stock of said company shall be 500,000 shares of Common Stock of the par value of $2.50 per share."

III.
This amendment was adopted by the Shareholders of the Corporation on April 26, 1989. The affirmative vote of the holders of twothirds of the shares entitled to vote was required to adopt said amendment. There were 24,486,157 shares of common stock outstanding and entitled to vote for the amendment, as a class, and the holders of 18,393,900 shares voted for said amendment. No shares of Preferred Stock were outstanding as of the date hereof.


IN WITNESS WHEREOF, EQUIFAX INC. has caused these Articles of Amendment to be executed and its corporate seal affixed and has caused the foregoing to be attested, all by its authorized officers, on this 19th day of May, 1989.

EQUIFAX INC.

By:   /s/ C. B. Rogers, Jr.
- ---------------------------
President

(CORPORATE SEAL)
ATTEST:

By:/s/ William B. Fokes, Ill
- ---------------------------
Assistant Secretary

State of Georgia
Office Of Secretary Of State


I, Max Cleland, Secretary of State of the State of Georgia, do hereby certify that the articles of incorporation of "EQUIFAX INC." have been duly amended under the laws of the State of Georgia on the 1st day of July, 1986, by the filing of articles of amendment in the office of the Secretary of State and the fees therefor paid, as provided by law, and that attached hereto is a true copy of said articles of amendment.



IN TESTIMONY WHEREOF,I have hereunto set my hand and affixed the seal of my office, at the Capitol, in the City of Atlanta, this 1st day of July in the year of our Lord One Thousand Nine Hundred and Eighty Six and of the Independence of the United States of America the Two Hundred and Ten.

/s/ Max Cleland
- ---------------------------
SECRETARY OF STATE
COMMISSIONER OF CORPORATIONS

ARTICLES OF AMENDMENT
EQUIFAX INC.

Pursuant to the provisions of the Georgia Business Corporation Code, Equifax Inc., a corporation organized and existing under the laws of the State of Georgia, with its registered office in Fulton County, Georgia, adopts the following Articles of Amendment to its Articles of Incorporation:

I.
The name of the corporation is Equifax Inc.

II.
The Articles of Incorporation were amended by the Shareholders of the Corporation as follows:

Paragraph 6 of the Articles of Incorporation shall be deleted in its entirety and a new Paragraph 6 shall be added reading as follows:

"6. The maximum capital stock of said company shall be 50,000,000 shares of Common Stock of the par value of $2.50 per share and 50,000 shares of Class A Preferred Stock without par value. The minimum capital stock of said company shall be 500,000 shares of Common Stock of the par value of $2.50 per share."

This amendment was adopted by the Shareholders of the Corporation on April 30, 1986. The affirmative vote of the holders of two-thirds of the shares entitled to vote was required to adopt said amendment. There were 10,690,109 shares of common stock outstanding and entitled to vote for the amendment, as a class, and the holders of 8,914,102 shares voted for said amendment. No shares of Preferred Stock were outstanding on the date of adoption of this amendment nor are any outstanding as of the date hereof.

IN WITNESS WHEREOF, EQUIFAX INC. has caused these Articles of Amendment to be executed and its corporate seal affixed and has caused the foregoing to be attested, all by its authorized officers, on this 27th day of June, 1986.

EQUIFAX INC.


By:  /s/ J. V. White
- ---------------------------
President

(CORPORATE SEAL)

ATTEST:


By:  William B. Fokes, III
     Assistant Secretary

State of Georgia
Office Of Secretary Of State


I, Max Cleland, Secretary of State of the State of Georgia, do hereby certify that the articles of incorporation of "EQUIFAX INC.", have been duly amended under the laws of the State of Georgia on the 9th day of May, 1983, by the filing of articles of amendment in the office of the Secretary of State and the fees therefor paid, as provided by law, and that attached hereto is a true copy of said articles of amendment.



IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the seal of my office, at the Capitol, in the City of Atlanta, this 9th day of May in the year of our Lord One Thousand Nine Hundred and Eighty
Three and of the Independence of the United States of America the Two Hundred and Seven.


/s/ Max Cleland
- ---------------------------
SECRETARY OF STATE, EX-OFFICIO CORPORATION
COMMISSIONER OF THE STATE OF GEORGIA

ARTICLES OF AMENDMENT
EQUIFAX INC.

Pursuant to the provisions of the Georgia Business Corporation Code, Equifax Inc., a corporation organized and existing under the laws of the State of Georgia, with its registered office in Fulton County, Georgia, adopts the following Articles of Amendment to its Articles of Incorporation:

I.
The name of the corporation is Equifax Inc.

II.
The Articles of Incorporation were amended by the Shareholders of the Corporation as follows:

Paragraph 6 of the Articles of Incorporation shall be deleted in its entirety and a new Paragraph 6 shall be added reading as follows:

"6. The maximum capital stock of said company shall be 25,000,000 shares of Common Stock of the par value of $2.50 per share and 50,000 shares of Class A Preferred Stock without par value. The minimum capital stock of said company shall be 500,000 shares of Common Stock of the par value of $2.50 per share."

III.

These amendments were adopted by the Shareholders of the Corporation on April 27, 1983. The affirmative vote of the holders of two-thirds of the shares entitled to vote was required to adopt said amendments. There are 7,057,424 shares of common stock outstanding and entitled to vote for the amendment, as a class, and the holders of 5,054,768 shares voted for said amendment. There are no shares of Preferred Stock outstanding.

IN WITNESS WHEREOF, EQUIFAX INC. has caused these Articles of Amendment to be executed and its corporate seal affixed and has caused the foregoing to be attested, all by its authorized officers, on this 6th day of May, 1983.


EQUIFAX INC.

By: /s/ J. V. White
- ---------------------------
President

[CORPORATE SEAL]

ATTEST:

By: /s/ E. D. DeVaney, Jr.
- ---------------------------
Secretary

State of Georgia
Office Of Secretary Of State

I, Ben W. Fortson, Jr., Secretary of the State of the State of Georgia, do hereby certify that the articles of incorporation of "RETAIL CREDIT COMPANY" were duly amended, changing its name to "EQUIFAX INC." as set forth in the annexed articles of amendment granted by the Superior Court of Fulton County on the 30th day of December, 1975, and filed with the Clerk of that Court on the 30th day of December, 1975, that the original articles of amendment have been duly filed in the office of the Secretary of State and the fees paid therefor, as provided by law.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the seal of my office, at the Capitol, in the City of Atlanta, this 30th day of December in the year of our Lord One Thousand Nine Hundred and Seventy
Five and of the Independence of the United States of America the Two Hundredth.


/s/ Ben  W. Fortson, Jr.
- ---------------------------
Secretary of State, Ex-Officio Corporation
Commissioner of the State of Georgia

IN THE SUPERIOR COURT OF
FULTON COUNTY, GEORGIA

STATE OF GEORGIA
COUNTY OF FULTON

The petition of Retail Credit Company, petitioner, shows the court as follows:

1.
The Articles of Amendment of Retail Credit Company executed by the President and attested by the Secretary are attached hereto.

2.
The certificate of the Secretary of State that the name
"Equifax Inc." is available is attached hereto.

WHEREFORE, petitioner prays that the Articles of Amendment of Retail Credit Company be granted.



/s/ John C. Hollister
- ---------------------------
Attorney for Petitioner


Box 4081
1600 Peachtree Street, N.W.
Atlanta, Georgia 30302

ARTICLES OF AMENDMENT
TO THE ARTICLES OF INCORPORATION
OF RETAIL CREDIT COMPANY

The shareholders of Retail Credit Company, a corporation organized and existing under the laws of the State of Georgia, did, at the annual meeting on April 30, 1975, pursuant to call made in accordance with the by-laws of the corporation and stating the time, place and purpose of said meeting, by a vote of more than three-fourths of the stock entitled to vote at said meeting, adopted the following resolution amending the Articles of Incorporation of said corporation to change the name of the corporation to Equifax Inc.:

"RESOLVED that the first paragraph of the Articles of Incorporation of the Company be amended so that, effective at the close of business on December 31, 1975, or as soon thereafter as is practicable, the name of the Company be changed from Retail Credit Company to Equifax Inc., and

"FURTHER RESOLVED that the President and the Secretary do all things and acts necessary fully to effect the amendment hereinabove set forth."

IN WITNESS WHEREOF, Retail Credit Company has caused these Articles of Amendment to be executed and its corporate seal to be affixed and has caused the foregoing to be attested, all by its duly authorized officers, on this 15th day of December, 1975.

Retail Credit Company


BY: /s/ W. L. Burge
- ---------------------------
President

ATTEST:

(Corporate Seal)

/s/ W. E. Grubbs, Jr.
- ---------------------------
Secretary

ORDER

The Articles of Amendment of Retail Credit Company and the certificate of the Secretary of State of Georgia that the corporate name "Equifax Inc." is available having been examined and found lawful,

IT IS HEREBY ORDERED that the Articles of Amendment of Retail Credit Company be and the same are hereby granted and the name of the corporation is hereby changed to "Equifax Inc."

This 30 day of December, 1975



/s/ Sam Phillips McKenzie
- ---------------------------
Judge, Superior Court of Fulton
County, Georgia

State of Georgia
Office Of Secretary Of State

I, Ben W. Fortson, Jr., Secretary of State of the State of Georgia, do hereby certify that based on a diligent search of the records on file in this office, I find that the name of the following proposed domestic corporation to wit

EQUIFAX  INC.

is not identical with or confusingly similar to the name of any other existing domestic or domesticated or foreign corporation registered in the records on file in this office or to the name of any other proposed domestic or domesticated, or foreign corporation as shown by a certificate of the Secretary of State heretofore issued and presently effective.

This certificate is in full force and effective for a period of 4 calendar months from date of issuance. After such period of time, this certificate is void.

In Testimony Whereof, I have hereunto set my hand and affixed the seal of my office, at the Capitol, in the City of Atlanta, this 17th day of December, in the year of our Lord One Thousand Nine Hundred and Seventy Five and of the Independence of the United States of America the Two Hundredth.

/s/ Ben W. Fortson, Jr.
- ---------------------------
Secretary of State, Ex-Officio Corporation
Commissioner of the State of Georgia

Publisher's Affidavit

State of Georgia, County of Fulton

Before me, the undersigned, a Notary Public, this day personally came Earl Higgins, who, being first duly sworn, according to Law says that he is an Agent of the Daily Report Company, publishers of the Fulton County Daily Report, the official newspaper in which the Sheriff's advertisements in and for said County are published, and a newspaper of general circulation, with its principal place of business in said County, and that there has been deposited with said newspaper the cost of publishing four (4) insertions of a notice pursuant to GA. Business Corporation Code of the granting of Articles of Amendment to Retail Credit Company changing its name Equifax Inc.

/s/ Earl Higgins
- ---------------------------
Subscribed and sworn to before me this 30th day of December 1975.

/s/ George C. Pope
- ---------------------------
Notary Public, State at Large.

STATE OF GEORGIA



COUNTY OF FULTON

I, BARBARA J. PRICE, Clerk of the Superior Court of Fulton County, Georgia, do hereby certify that the within and foregoing is a true and correct copy of petition of

Retail Credit Company

ARTICLES OF AMENDMENT

and the Order of Court thereon allowing same, all of which appears of file and record in this Office.
Given under my hand and seal of Office

This the 30 day of December, 1975

/s/ Barbara J. Price
- ---------------------------
Clerk of Superior Court
Fulton County, Georgia

STATE OF GEORGIA
OFFICE OF SECRETARY OF STATE

I Ben W. Fortson, Jr., Secretary of State of the State of Georgia, do hereby certify that the seventy-one pages of photographed printed matter hereto attached contain a true and correct copy of the petition for charter, the Judge's order thereon, the filing of the Clerk, certificate of the Secretary of State and amendments thereto for "RETAIL CREDIT COMPANY", as the same appears of file and record in this office.

IN Testimony Whereof, I have hereunto set my hand and affixed the seal of office, at the Capitol, in the City of Atlanta, this 16th day of March in the year of our Lord One Thousand Nine Hundred and Sixty Five and of the Independence of the United States

of America the Hundred and Eighty-Ninth.


/s/ Ben W. Fortson
- ---------------------------
Secretary of State, Ex-Officio Corporation
Commissioner of the State of Georgia

DUPLICATE

State of Georgia
Office of Secretary of State

I Ben W. Fortson, Jr., Secretary of State of the State of Georgia, do hereby certify that the charter of RETAIL CREDIT COMPANY was on the 13th day of May, 1964, duly amended under the laws of the State of Georgia by the Superior Court of Fulton County, increasing its Capital stock, renewing and extending its charter for a period of thirty-five years in accordance with the certified copy hereto attached and that a certified copy has been duly filed in the office of the Secretary of State and the fees therefor paid, as prescribed by law.

In Testimony Whereof, I have hereunto set my hand and affixed the seal of office, at the Capitol, in the City of Atlanta, this 13th day of May, in the year of our Lord One Thousand Nine Hundred and Sixty Four and of the Independence of the United States of America the One Hundred and Eighty-eighth.


/s/ Ben W. Fortson
- ---------------------------
Secretary of State, Ex-Officio Corporation
Commissioner of the State of Georgia

IN THE SUPERIOR COURT OF FULTON COUNTY, GEORGIA

In Re:  RETAIL CREDIT COMPANY NO. 38394
PETITION TO AMEND, RENEW AND EXTEND CHARTER

NOW COMES RETAIL CREDIT COMPANY, and respectfully shows unto the Honorable the Superior Court of Fulton County, Georgia, as follows:

Petitioner is a corporation, the Charter of which was granted by order of the Superior court of Fulton County, Georgia, dated December 20, 1913. Petitioner's charter has been amended, renewed or extended by Orders of the Superior Court of Fulton County, Georgia, dated November 30, 1915, December 8, 1919, May 20, 1921, December 30, 1922, November 19, 1928, May 25, 1931 and January 25, 1956, and by Order of the Superior Court of Fulton County, Georgia, dated March 14, 1951, Petitioner's charter was renewed and extended for a period of thirty-five years from said date and Petitioner was reincorporated under the provisions of the Act of the General Assembly approved January 28, 1938 (Ga. Laws. Ex. Sess. 1937-38, pages 214, et. seq.).

2.

At a special meeting of the Stockholders of Retail Credit Company held on the 13th day of May, 1964, pursuant to call made in accordance with the by-laws of the Company and stating the time, place and purpose of said meeting, a Resolution was adopted by a vote of more than two-thirds of the stock of Retail Credit Company entitled to vote at said meeting to amend its charter, and to renew and extend its charter for a period of thirty-five years. A certified copy of said Resolution is hereto attached marked Exhibit A and made a part of this petition.

WHEREAS, Petitioner prays that its charter be amended, renewed and extended as set forth in said Resolution, a copy of which is hereto attached marked Exhibit A.


/s/ Hansell, Post, Brandon & Dorsey
- ------------------------------------
HANSELL, POST, BRANDON & DORSEY
Attorneys for Petitioner

Sixth Floor
First National Bank
Building,
Atlanta, Georgia, 30303.

"RESOLVED by the Stockholders of Retail Credit Company at a special meeting duly and legally called, assembled and held, that the Charter of Retail Credit Company, as amended heretofore, be further amended by striking from the amendment to the Charter granted by Order of the Superior Court of Fulton County dated January 25, 1956, paragraphs 6 & 7 which read as follows:

6. The maximum capital stock of said company shall be 2,000,000 shares of Common Stock of the par value of $2.50 per share and 50,000 shares of Class A Preferred Stock without par value. The minimum capital stock of said company shall be $500,000 shares of Common Stock of the par value of $2.50 per share. Upon this amendment having been granted by order of the Superior Court of Fulton County, Georgia, 10 shares of Common Stock of the par value of $2.50 per share shall be issued in lieu of each share of common stock without par value outstanding at the date of the order granting this amendment upon the surrender to the company of certificates for said Common Stock without par value.


7. The said company shall have the power to increase its capital stock from time to time not to exceed the maximum number of shares herein stated and to decrease said capital stock, but not below the minimum amount fixed by this charter. Additional shares of Common Stock may be issued at such times and sold at such prices as the board of directors may from time to time by resolution provide, but at not less than the par value thereof. Additional, but not in excess of the aggregate authorized of 50,000 shares of Class A Preferred Stock without par value may be issued or sold at such times and at such prices as the board of directors may from time to time by resolution provide."


and substituting in lieu thereof the following:

6. The maximum capital stock of said company shall be 7,500,000 shares of Common Stock of the par value of $2.50 per share and 50,000 shares of Class A Preferred Stock without par value. The minimum capital stock of said company shall be 500,000 shares of Common Stock of the par value of $2.50 per share.

7. The said company shall have the power to increase its capital stock from time to time not to exceed the maximum number of shares herein stated and to decrease said capitol stock, but not below the minimum amount fixed by this charter. Additional shares of Common Stock may be issued at such time and sold at such prices or disposed of in such manner and for such purposes or distributed so such stock dividends as the board of directors may from time to time by resolution provide. Additional,but not in excess of the aggregate authorized of 50,000 shares of Class A Preferred Stock without par value may be issued or sold at such times and at such prices as the board of directors may from time to time by resolution provide.

"Further resolved, that the charter of this Company be renewed and extended for a period of thirty-five years."

I, Secretary of Retail Credit Company do hereby certify that the foregoing resolution was adopted by a vote of 91.4% of the outstanding stock of Retail Credit Company at a special meeting of its Stockholders, held on this date, of which more than ten (10) days notice was given, including the purpose of the said meeting, all as appears in the minutes and records of the Company.

WITNESS MY HAND AND OFFICIAL SEAL, THIS 13TH DAY OF MAY 1964.


/s/ W. C. Perry
- ---------------------------
Secretary, Retail Credit Company

Personally appeared before me, the undersigned officer duly authorized to administer oaths, W. C. Perry who upon being duly sworn deposed and said that he is Secretary and Treasurer of Retail Credit Company and that the facts stated in the foregoing petition are true.

/s/ W. C. Perry
- ---------------------------

Sworn to and subscribed before me this 13th day of May, 1964.

/s/Virginia Daubright
Notary Public

O R D E R



The foregoing petition of Retail Credit Company to amend, renew and extend its charter having been presented to the Superior Court of Fulton County, Georgia and examined and found to be Lawful and within the purview of the statutes of this State made and provided in such causes,

NOW THEREFORE, IT IS HEREBY ORDERED that the prayers of said petition are granted and the charter of Retail Credit Company is hereby amended, renewed and extended for a period of thirty-five years from this date, as provided in said petition and the resolution attached thereto.

This the 13th day of May, 1964.

/s/ STONEWALL DYER
- ---------------------------
JUDGE, SUPERIOR COURT, ATLANTA CIRCUIT.

STATE OF GEORGIA
COUNTY OF FULTON

Before me, the undersigned, a Notary Public, this day personally came Jack Smith who, being first duly sworn, according to law, says that he is an Agent of the Daily Report Company, publishers of the FULTON COUNTY DAILY REPORT, the official newspaper in which the Sheriff's advertisements in and for said County are published, and a newspaper of general circulation, with its principal place of business in said County, and that there has been deposited with said newspaper the cost of publishing four (4) insertions of said application for Charter Amendment, Renewal and Extension of "RETAIL CREDIT COMPANY" once a week for four
(4) weeks with the Order of the Judge thereon.



/s/ Jack Smith
- ---------------------------
Subscribed and sworn to before
me this 13th day of May, 1964.

/s/ Claudette Smith
- ---------------------------
NOTARY PUBLIC
FULTON COUNTY, GEORGIA

STATE OF GEORGIA

COUNTY OF FULTON

I J. W. SIMMONS, Clerk of the Superior Court of Fulton County, Georgia, do hereby certify that the within and foregoing is a true and correct copy of petition of "RETAIL CREDIT COMPANY"


for Charter  Amendment, Renewal and Extension



and the Order of Court thereon allowing same, all of which appears of file and record in this Office.

Given under my hand and seal of Office.
This the 13th day of May, 1964.

/s/ J. W. Simmons
- ---------------------------
CLERK OF SUPERIOR COURT
FULTON COUNTY, GEORGIA

DUPLICATE

STATE OF GEORGIA
OFFICE OF SECRETARY OF STATE


I, Ben W Fortson, Jr., Secretary of State of the State of Georgia, do hereby certify that, the charter of RETAIL CREDIT COMPANY, was on the 25th day of January, 1956, duly amended under the laws of the State of Georgia by the Superior Court of Fulton County, in accordance with the certified copy hereto attached, and that a Certified copy has been duly filed in the office of the Secretary of State and the fees therefor paid, as prescribed by law.



IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the seal of office, at the Capital, in the City of Atlanta, this 25th day of January, in the year of our Lord One Thousand Nine Hundred and Fifty Six and of the Independence of the United States Of America the One Hundred and Eightieth.

/s/ Ben W. Fortson, Jr.
- ---------------------------
SECRETARY OF STATE, EX-OFFICIO CORPORATION
COMMISSIONER OF THE STATE OF GEORGIA

                IN THE SUPERIOR COURT OF FULTON COUNTY, GEORGIA


In Re:                                  )
                                        )
                                        )
RETAIL CREDIT COMPANY                   )  NO. 26318
                                        )

PETITION TO AMEND CHARTER

NOW comes RETAIL CREDIT COMPANY and shows respectfully unto the Honorable the Superior Court of Fulton County, Georgia, as follows:

1.
Petitioner in a corporation, the charter of which was granted by order of the Superior Court of Fulton County, Georgia, dated December 20, 1913. Petitioner's charter has been amended by orders of the Superior Court of Fulton County, Georgia, dated November 30, 1915, December 8, 1919, May 20, 1921, December 30, 1922 and May 25, 1931. Petitioner's charter was renewed for a period of twenty years by order of the Superior Court of Fulton County, Georgia, dated May 25, 1931. By order of the Superior Court of Fulton County, Georgia, dated March 14, 1951, petitioner's charter was renewed for a period of thirty-five years from said date and petitioner was reincorporated under the provisions of the Act of the General Assembly approved January 28, 1938 (Ga. Laws. Ex. Sess. 1937-38, pages 214, et. seq.).

2.
At the regular annual meeting of the stockholders of Retail Credit Company held on the 25th day of January, 1956, a resolution was adopted by a vote of more than two-thirds of the stock of Retail Credit Company entitled to vote at said meeting to amend its charter. A certified copy of said resolution is hereto attached marked Exhibit "A" and made a part of this petition.

WHEREFORE, petitioner prays that its charter be amended as set forth in said resolution, a copy of which is hereto attached marked Exhibit "A".

/s/ Moise, Post & Gardner
- ---------------------------
ATTORNEYS FOR PETITIONER

"RESOLVED by the stockholders of Retail Credit Company, at a regular annual meeting duly and legally called, assembled and held that the Charter of Retail Credit Company, as amended heretofore, be amended by striking from the amendment to the Charter granted by order of the Superior Court of Fulton County dated May 25, 1931, paragraphs 6 and 7 which read as follows:

6. The maximum capital stock of said company shall be 150,000 shares of Common stock without par value and 50,000 shares of Class A Preferred Stock without par value; and its minimum capital stock shall be 50,000 shares of Common Stock without par value.

7. The said company shall have the power to increase its capital stock from time to time not to exceed the maximum number of shares herein stated, and to decrease same, but not below the minimum amount fixed by this charter. The said capital stock which has been issued has been fully paid in money and other things of value in excess of $1000.00. Additional shares of stock may be issued at such times and at such values as the board of directors may from time to time by resolution provide.

and substituting in lieu thereof the following:

6. The maximum capital stock of said company shall be 2,000,000 shares of Common Stock of the par value of $2.50 per share and 50,000 shares of Class A Preferred Stock without par value. The minimum capital stock of said company shall be 500,000 shares of Common Stock of the par value of $2.50 per share. Upon this amendment having been granted by order of the Superior Court of Fulton County, Georgia, 10 shares of Common Stock of the par value of $2.50 per share shall be issued in lieu of each share of Common Stock without par value outstanding at the date of the order granting this amendment upon the surrender to the company of certificates for said Common Stock without par value.

7. The said company shall have the power to increase its capital stock from time to time not to exceed the maximum number of shares herein stated and to decrease said capital stock, but not below the minimum amount fixed by this charter. Additional shares of Common Stock may be issued at such times and sold at such prices as the board of directors may from time to time by resolution provide, but at not less than the par value thereof. Additional, but not in excess of the aggregate authorized of 50,000 shares of Class A Preferred Stock without par value may be issued or sold at such times and at such prices as the board of directors may from time to time by resolution provide."

I, the undersigned, LOUIS S. BROOKE, do hereby certify that the foregoing is a true and correct copy of the resolution of the stockholders of Retail Credit Company adopted by a vote of more that two-thirds of the capital stock of Retail Credit Company entitled to vote thereon at the annual meeting of the stockholders of Retail Credit Company held on the 25th day of January, 1956 and said resolution is of full force and effect.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of Retail Credit Company, this 25th day of January, 1956.

/s/ Louis S. Brooke
- ---------------------------

Personally appeared before me, the undersigned officer duly authorized to administer oaths,
L. S. Brooke, who upon being duly sworn deposed and said that he is Secretary-Treasurer of Retail Credit Company and that the facts stated in the foregoing petition are true.

/s/ L. S. Brooke
- ---------------------------

Sworn to and subscribed before me
this 25th day of January, 1956.

/s/ Virginia Banknight
- ---------------------------
Notary Public
Notary Public, Fulton County, Georgia
My Commission Expires June 18, 1956

ORDER

The foregoing petition of Retail Credit Company to amend its charter having been presented to the Superior Court of Fulton County, Georgia, and examined and found to be lawful and within the purview of the statutes of this State made and provided in such causes.

NOW, THEREFORE, IT IS HEREBY ORDERED that the prayers of said petition are granted and the charter of Retail Credit Company is hereby amended as provided in said petition and the resolution attached thereto.

This January 25, 1956.

/s/ V B Moore
- ---------------------------
JUDGE, SUPERIOR COURT, ATLANTA CIRCUIT

FILED IN OFFICE THIS THE
25 DAY OF JANUARY 1956

/S/ N.A. SANFORD
- ---------------------------
Deputy Clerk

PUBLISHER'S AFFIDAVIT

STATE OF GEORGIA, COUNTY OF FULTON

Before me, the undersigned, a Notary Public, this day personally came John Harrison who, being first duly sworn, according to law, says that he is the Agent of the Daily Report Company, publishers of the FULTON COUNTY DAILY REPORT, the official newspaper in which the Sheriff's advertisements in and for said County are published, and a newspaper of general circulation, with its principal place of business in said County, and that there has been deposited with said newspaper the cost of publishing four (4) insertions of said application for Charter amendment of Retail Credit Company once a week for four (4) weeks with the order of the Judge thereon.

/s/ John Harrison
- ---------------------------

Subscribed and sworn to before me
this 25th day of January, 1956.

/s/ Lee Earl Largen
- ---------------------------
Notary Public, Fulton County, Georgia

STATE OF GEORGIA
COUNTY OF FULTON

I, J. W. SIMMONS, Clerk of the Superior Court of Fulton County, Georgia, do hereby certify that the within and foregoing is a true and correct copy of petition of RETAIL CREDIT COMPANY for charter amendment and the Order of Court thereon allowing same, all of which appears of file and record in this office.

Given under my hand and seal of office
This the 25th day of January, 1956.

/s/ J.W. Simmons
- ---------------------------
CLERK OF SUPERIOR COURT
FULTON COUNTY, GEORGIA

DUPLICATE
STATE OF GEORGIA

OFFICE OF SECRETARY OF STATE

I Ben W. Fortson, Jr., Secretary of State of the State of Georgia, do hereby certify that the charter of RETAIL CREDIT COMPANY, was on the 14th day of March, 1951, duly renewed under the laws of the state of Georgia by the Superior Court of Fulton County, reincorporating and extending its charter for a period of thirty-five years from the date of this order, in accordance with the certified copy hereto attached and that a certified copy has been duly filed in the office of the Secretary of State and the fees therefor paid, as prescribed by law.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the seal of my office, at the Capitol, in the City of Atlanta, this 29th day of March in the year of our Lord One Thousand Nine Hundred and Fifty-One and of the Independence of the United States of America the One Hundred and Seventy-Fifth.

Ben W. Fortson, Jr.
SECRETARY OF STATE, EX-OFFICIO CORPORATION
COMMISSIONER OF THE STATE OF GEORGIA

IN THE SUPERIOR COURT OF FULTON COUNTY, GEORGIA

In re: Retail Credit Company NO._________________________

PETITION TO RENEW CHARTER AND REINCORPORATE UNDER THE ACTS OF THE GENERAL ASSEMBLY APPROVED JANUARY 28, 1938 (GEORGIA LAWS, EX,SESS, 1937-1938, PAGE 214)

Petitioner, RETAIL CREDIT COMPANY, shows respectfully unto the Honorable the Superior Court of Fulton County, Georgia, as follows:

1
Petitioner is a corporation, the charter of which was granted by order of the Superior Court of Fulton County, Georgia, dated December 20, 1913. Its charter has been amended by orders of the Superior Court of Fulton County, Georgia, dated November 30, 1915, December 8, 1919, May 20, 1921, December 30, 1922, and May 25, 1931. By the order of the Superior Court dated May 25, 1931, the charter was renewed for a period of twenty (20) years from that date.

2
At the regular annual meeting of the stockholders of Retail Credit Company held on the 31st day of January, 1951, a resolution was adopted by a vote of more that two-thirds (2/3) of the stock of Retail Credit Company entitled to vote at said meeting to renew its charter for a period of thirty-five (35) years and to reincorporate Retail Credit Company under the provisions of the aforesaid Act of the General Assembly approved January 28, 1938. A certified copy of said resolution is hereto attached marked Exhibit "A" and made a part of this petition and paragraph.

WHEREFORE, petitioner prays that its charter be renewed for a period of thirty-five years from the date of the order granting such renewal and that petitioner be reincorporated under the aforesaid Act of the General Assembly approved January 28, 1938, and that petitioner shall have such other and further relief as in the premises may seem proper.

/s/ Moise, Post & Gardner
- ---------------------------
Attorneys for Retail Credit Company

EXHIBIT "A"

RESOLVED by the stockholders of Retail Credit Company in regular annual meeting, duly and legally called, assembled and held that the charter of Retail Credit Company be renewed for a period of thirty-five (35) years from the date of its expiration on May 25, 1951, and that the charter be amended so that Retail Credit Company shall be reincorporated under the provisions of the Act of the General Assembly of the State of Georgia approved January 28, 1938 (Ga. Laws, ex. sess. 1937-1938, page 214 et seq.), and

RESOLVED FURTHER that the officers of Retail Credit Company are authorized and directed to file a petition to the Superior Court of Fulton County, Georgia, to so renew the charter of Retail Credit Company and reincorporate it under the provisions of the aforesaid Act of the General Assembly.



I, L.S. BROOKS, Secretary-Treasurer of Retail Credit Company, do hereby certify that the foregoing is a true and correct copy of a resolution adopted by a vote of more than two-thirds (2/3) of the stock of Retail Credit Company entitled to vote at the annual meeting of the stockholders of Retail Credit Company held January 31, 1951, and I further certify that said resolution was favorably voted for and consented to by more that two-thirds of the holders of the stock of Retail Credit Company and that said resolution is of full force and effect.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of Retail Credit Company, this 12th day of March, 1951.

/s/ L. S. Brooke (seal)
- ---------------------------

Personally appeared before me, the undersigned officer duly authorized to administer oaths, L. S. Brooke, who, upon being duly sworn, deposed and said that he Secretary-Treasurer of Retail Credit Company and that the facts stated in the foregoing position are true.


/s/ L. S. Brooke
- ---------------------------



Sworn to and subscribed before me, this 12th day of March, 1951.

/s/ Lialla Rooke
- ---------------------------
Notary Public.

Notary Public, Fulton County, Georgia
My Commission Expires April 17, 1954

ORDER

The foregoing petition of Retail Credit Company to renew its charter and become re-incorporated under the provisions of the Act of the General Assembly approved January 28, 1938 being presented and examined and found to be lawful and that all conditions precedent to the presentation of said petition have been complied with,

NOW, THEREFORE, the prayers of said petition are granted and the charter of Retail Credit Company is hereby extended for a period of thirty-five (35) years from the date of this order and Retail Credit Company is hereby re-incorporated under the provisions of the Act of the General Assembly approved January 28, 1938, so that said Retail Credit Company has and shall have all of the powers conferred upon a corporation originally chartered under the provisions of said Act of the General Assembly approved January 28, 1938.

This 14th day of March, 1951.


/s/ Virlyn B. Moore
- -----------------------------------
Judge Superior Court Atlanta Circuit.

PUBLISHER'S AFFIDAVIT

STATE OF GEORGIA, County of Fulton.

Before me, the undersigned, a Notary Public, this day

personally came John Harrison who, being first duly sworn, according to law, says that he is the Agent of the Daily Report Company, publishers of the Fulton County Daily Report, the official newspaper in which the Sheriff's Advertisements in and for said County are published, and a newspaper of general circulation, with its principal place of business in said County, and that there has been deposited with said newspaper the cost of publishing four (4) insertions of said application for Charter renewal and re-incorporation of Retail Credit Company once a week for four (4) weeks with the order of the Judge thereon.

/s/ John Harrison
- ---------------------------

Subscribed and sworn to before me this 14th day of March, 1951.

/s/ L. B. Outler
- ---------------------------
Notary Public, Fulton County, Georgia

STATE OF GEORGIA,
COUNTY OF FULTON

     I, J. W. Simmons, Clerk of the Superior Court of Fulton County, Georgia, do hereby certify that the within and foregoing is a true and correct copy of petition of Retail Credit Company for Charter renewal and re-incorporation and the order of Court thereon allowing same, all of which appears of file and record in this office.

WITNESS my hand and seal of office
This the 15th day of March, 1951.

/s/ J. W. Simmons
- ---------------------------
CLERK OF SUPERIOR COURT
FULTON COUNTY, GEORGIA

IN THE SUPERIOR COURT OF FULTON COUNTY, GEORGIA

IN THE MATTER OF
NO. 12561
RETAIL CREDIT COMPANY

This the petition of RETAIL CREDIT COMPANY respectfully shows unto the Honorable the Superior Court of Fulton County, Georgia, as follows:

1.

The charter of Retail Credit Company was granted by order of the Superior Court of Fulton County, Georgia, dated December 20, 1913 and has been amended heretofore by orders passed respectively on November 30, 1915, December 8, 1919, May 20, 1921, December 30, 1922, and November 19, 1928.

2.

At a meeting of the stockholders of Retail Credit Company, duly and legally called, assembled and held on the 27th day of April, 1931, a resolution was unanimously adopted authorizing an amendment of the charter of Retail Credit Company; a copy of which resolution is hereto attached marked Exhibit A and made a part of this petition and paragraph and reference thereto is prayed as often as may be necessary.

3.

The holders of more than three-fourths of the outstanding shares of stock of Retail Credit Company which are entitled to vote have consented to the amendment of the charter of Retail Credit Company in the manner set out in said resolution, a copy of which is hereto attached marked "Exhibit A".

WHEREFORE, petitioner prays that after this petition has been published, according to the statutes made and provided in such causes, an order be granted by this Honorable Court amending the charter of Retail Credit Company in the manner set out in said resolution.

RETAIL CREDIT COMPANY

By /s/Alston, Alston, Foster & Moise
   ---------------------------------
Its Attorneys at Law

EXHIBIT A

BE IT RESOLVED by the stockholders of Retail Credit Company in meeting duly and legally called, assembled and held, that the charter of this Company shall be amended so that all parts of the original charter and of the amendments thereto shall be stricken except as to the preliminary stating part thereof and the prayer, upon authorization by the Superior Court of Fulton County of this proposed amendment and the acceptance thereof by this Company, and thereupon the charter shall be amended as if the same read as follows:

1. The object of the Retail Credit Company shall be pecuniary gain to its stockholders.

2. The particular business in which it desires to engage is the making of reports to insurance companies concerning the propriety or advisability of accepting applications for insurance; the making of financial reports on all matters of financial concern to its patrons; the making of investigations for the furnishing of information in reference to investments and credits and the furnishing of such information; the doing of a general reporting business; the procuring and furnishing of information as to claims presented against or asserted by any person/firm, partnership or corporation; the issuance of such publications as may from time to time be deemed necessary or advisable in the conduct of its business; the lending of money upon such security as its corporate authority may approve; by the acquiring by purchase, exchange or otherwise of any real estate or interest therein, and personal property and choses in action, including stocks, bonds, deventures and/or any other kind of security or securities issued by persons, partnerships or corporations, including securities issued by the Federal, State or Municipal governments, and also including all forms of securities issued by itself; and/or the notes of individuals or partnerships or corporations, secured or unsecured; also the right to lease any real estate or interest therein; to own and hold such properties or interest in properties, and to sell or otherwise dispose of the same; and in general to manage its properties or interest therein. Said corporation shall also have power to act as agent or broker for any person or persons in the transacting of any lawful business.

3. Said company shall have the right to borrow money and to secure the same in any way which is or may be known to the law; to issue bonds, debentures, notes, and other evidences of indebtedness, and to secure the same in any lawful manner.

4. The principal place of business of said company shall be in the County of Fulton, State of Georgia, though it desires to have the power and right to establish branch offices and agencies and to have agents in various parts of the United States of America, in the dominion of Canada, and in other countries, and to do business therein.

5. This company shall also have the power to own and deal in shares of stock or debentures or bonds or other securities or evidences of indebtedness of other corporations, whether the same be created under the law of Georgia or of any other State of the United States or of any foreign country.

6. The maximum capital stock of said company shall be 150,000 shares of Common Stock without par value and 50,000 shares of Class A, Preferred Stock without par value; and its minimum capital stock shall be 50,000 shares of Common Stock without par value.

7. The said company shall have the power to increase its capital stock from time to time not to exceed the maximum numbers of shares herein stated, and to decrease same, but not below the minimum amount fixed by this charter. The said capital stock which has been issued has been fully paid in money and other things of value in excess of $1000.00. Additional shares of stock may be issued at such times and at such values as the board of directors may from time to time by resolution provide.

8. A statement of the respective preferences, restrictions and qualities of said Common Stock and said Class A Preferred Stock is as follows:

(a) The Class A Preferred Stock of Retail Credit Company shall be entitled in preference to all other shares of Preferred Stock which may be issued by Retail Credit Company and to the Common Stock, to dividends from earned surplus and/or net earnings at the rate of Six ($6.00) Dollars per share per annum, payable as the board of directors may from time to time determine. Such dividends shall be cumulative from and after the first day of July, 1931, or, in case the shares are issued after the first day of July, 1931, from the date of the issuance of such shares, unless the corporation shall have then established dividend periods with respect to its Class A Preferred Stock, in which event the dividends shall be cumulative from the first day of the current dividend period within which such stock shall have been issued. In any distribution of the assets of the corporation other than by dividends from surplus or net earnings the Class A Preferred Stock shall also have preference over all other shares of Preferred Stock of the corporation and over the Common Stock until there shall have been paid or set apart for payment on each share of the Class A Preferred Stock the sum of One Hundred Five ($105.00) Dollars plus the amount, if any by which Six ($6.00) Dollars per annum from the date after which dividends due on said shares become cumulative to the date of such distribution, exceeds the dividends actually paid thereon or declared and set apart for payment thereon: Provided, however, that securities junior to the Class A Preferred Stock may be retired out of capital and/or surplus, only when net earnings (as defined in paragraph
(i) hereof) for twelve consecutive calendar months within the immediately preceding fifteen calendar months shall be in the aggregate not less than three times the amount payable as dividends for one year upon all of the Class A Preferred Stock then outstanding and when after the retirement of said junior securities, the corporation shall have net assets (exclusive of good will and going concern value) of not less than the redemption price of the outstanding Class A Preferred Stock. No share of the Class A, Preferred Stock shall be entitled to any dividends from surplus or net earnings in excess of the aforesaid dividends at the rate of Six ($6.00) Dollars per annum nor to any share in any other distribution in excess of said One Hundred Five ($105.00) Dollars plus the amount, if any, by which said Six ($6.00) Dollars per annum from the date after which dividends on said shares become cumulative to the date of such distribution exceeds the dividends actually paid thereon or declared and set apart for payment.

(b) Dividends may be paid upon the Common Stock and/or upon any shares which may be issued junior to said Class A Preferred Stock only when dividends have been paid or funds have been set apart for the payment of dividends as aforesaid on the Class A, Preferred Stock from the dates after which dividends thereon became cumulative to the beginning of the periods then current with respect to which dividends on the Class A Preferred Stock are usually declared, or if no such period shall have been established, then to the date fixed for the payment of such dividends on the Common Stock, but whenever dividends shall have been paid or funds shall have been set apart for the payment of all dividends on the Class A Preferred Stock as aforesaid, then dividends upon the Common Stock and/or upon any other stock junior to said Class A Preferred Stock which may have been then issued by the corporation and are then outstanding, may be declared payable then or thereafter out of any surplus or net earnings then remaining. After the payment of the limited dividends and/or shares in the distribution of the assets to which the Class A Preferred Stock is expressly entitled in preference to the other issues of stock in accordance with the provisions herein set forth, the Common Stock alone (subject to the rights of any class of stock junior to the said Class A Preferred Stock then outstanding) shall receive all further dividends and shares in distribution.

(c) Except as otherwise provided herein, only the Common Stock shall have power to vote, and each holder of such Common Stock shall be entitled to one vote for such share of such stock outstanding in his name on the books of the corporation, which right may be exercised in person or by proxy. This is subject to the right to vote which may be given to any security to be subsequently issued by this corporation. The Class A Preferred Stock shall not entitle any holder thereof to vote at any meeting of stockholders or election of the corporation or otherwise to participate in any action taken by the corporation or the stockholders thereof except as herein expressly provided, and except for those purposes, if any, for which said right cannot be denied or waived under the laws of the State of Georgia.

(d) Upon the affirmative vote of a majority of the board of directors of the corporation at any regular meeting or at any special meeting called for that purpose, the Class A Preferred Stock may be redeemed in whole or in part at any time at One Hundred Five ($105.00) dollars for each share redeemed, plus the amount, if any, by which the Six ($6.00) Dollars upon each share from the date after which dividends thereon became cumulative to the date of redemption exceeds the dividends actually paid thereon or declared and set apart for payment thereon from such date to the date of redemption. If, pursuant to the said action of the board of directors, less than all of the shares of the Class A Preferred Stock are to be redeemed, the shares to be redeemed shall be selected in such manner as the board of directors shall determine. The board of directors, by the vote or consent of a majority of all the members thereof, shall have the power to select for redemption any particular share or shares of the Class A Preferred Stock to be redeemed, designating the share or shares of said class or classes so selected by the number or numbers appearing on the then outstanding certificate or certificates representing the share or shares so selected. Notice of the intention of the corporation to redeem the shares of the Class A, Preferred Stock or any thereof shall be mailed thirty days before the date of redemption to each holder of record of the shares to be redeemed at his last known post office address as shown by the records of the corporation. At any time after such notice has been mailed as aforesaid, the corporation may deposit the aggregate redemption price (or the portion thereof not already paid in the redemption of shares to be so redeemed) with any bank or trust company in the City of Atlanta, a member of the Clearing House of the City of Atlanta, or with any bank or trust company in the City of New York, a member of the Clearing

House of the City of New York, named in such notice, payable in the amounts aforesaid to the respective orders of the record holders of the shares so to be redeemed on endorsement, if required, any surrender of their certificates, and thereupon said holders shall cease to be stockholders with respect to said shares, and from and after the making of such deposit said holders shall have no interest in or claim against the corporation or its successor with respect to said shares, but shall be entitled only to receive said moneys from the said bank or trust company without interest.

(e) The corporation from time to time may re-issue any Class A Preferred Stock redeemed by it and re-sell any of the stock so redeemed, purchased or otherwise acquired by it at such price as may be fixed by its board of directors.

(f) No holder of any Class A Preferred Stock of the corporation shall be entitled as of right to purchase or subscribe for any part of any stock of the corporation authorized or to be authorized by its charter or any additional stock of any class to be issued by reason of any increase or change of the authorized capital stock of the corporation or of any securities which may be issued by the corporation convertible into stock of the Corporation, but any stock authorized by its charter or any such additional authorized issue of stock or of securities convertible into stock may be issued and disposed of by the board of directors of such persons, firms, corporations or associations for such considerations and upon such terms and in such manner as the board of directors may in their discretion determine, without offering any thereof, on the same terms or on any terms to the holders of Class A Preferred Stock.

(e) The consolidation, merger or amalgamation of the corporation with or into any other corporation or corporations shall not be deemed a distribution of assets of the corporation within the meaning of any provision of its charter or of its certificate of stock.

(h) Upon the vote of a majority of all the directors of the corporation and of the holders of the majority of the total number of shares of the stock of this company then outstanding and entitled to vote (or if the vote of a larger number of different proportion of shares is then required by the laws of the State of Georgia, notwithstanding the above agreement of the stockholders of the corporation to the contrary, then upon the vote of the larger number or different proportion of shares so required) the corporation may from time to time create or authorize one or more other classes of stock, with such preferences, designations, rights, privileges, powers, restrictions, limitations and qualifications as may be determined by said vote, which may be the same or different from the preferences, designations, rights, privileges, powers, restrictions, limitations and qualifications of the leases of stock of the corporation then authorized and/or the corporation may increase the number of shares of one or more of the classes of stock then authorized; Provided, however, that no new class of stock shall hereafter be created which is entitled to dividends or shares in distribution of all assets in priority to the Class A Preferred Stock unless the stockholders voting for the creation of such new class of stock shall include the holders of record of not less than two-thirds of the number of shares of the Class A Preferred stock voted at the meeting of stockholders at which the creation of such new class of stock is considered, or unless the holders of record of not less than two-thirds of the number of shares of the Class A Preferred Stock then outstanding shall consent thereto in writing, or which is entitled to dividends or shares in distribution of all assets in equality with Class A Preferred Stock except on the condition hereinafter stated.

(i) Whenever the net earnings of the corporation, in excess of fixed charges and operating expenses (including therein taxes, interest, rentals, insurance and current repairs and maintenance, but not including charges for renewals and replacements or of improvements not usually chargeable to operating expenses) for twelve consecutive calendar months within the immediately preceding fifteen calendar months shall be in the aggregate not less than three times the amount payable as dividends for one year upon all of the shares of the Class A Preferred Stock then outstanding, shares of Class A Preferred Stock, in addition to those then outstanding, may be issued and sold or otherwise used for the corporate purposes of the corporation; provided, however, that shares of Class A Preferred Stock then outstanding when added to the additional shares of stock issued shall not exceed such a number as will make the aforementioned net earnings for the said twelve months period less than three times the amount necessary to pay dividends upon the Class A Preferred Stock then outstanding plus those to be issued, at the rates herein specified therefor.

(j) The corporation may issue and sell any of its shares of stock without nominal or par value when authorized by its charter or by subsequent increase of capital stock or by amendments to its charter for such consideration as, in the judgment of the board of directors (may be the fair value of such shares, and authority of the board of directors) so to fix such consideration is hereby granted by the stockholders. Shares of stock without nominal or par value issued for such consideration so fixed shall be fully paid and not liable to any further call or assessment thereon nor shall the subscriber or holder be liable to any further payment.

(k) The holders of the Class A Preferred Stock shall have no right to vote at any meeting of stockholders of the corporation except in such instances as the voting of such stock shall be required by the laws of the State of Georgia, and except that in case of default in the payment of dividends to the extent of Six ($6.00) Dollars existing at any one time on any share of said Class A Preferred Stock, the holders of such stock voting together as a class shall be entitled to elect a majority of the board of directors of the corporation, which right shall continue until all dividend defaults are remedied by payment thereof or by tender of payment by or on behalf of the corporation, and when such defaults are remedied shall cease until such defaults shall again occur, in which election each share of such stock shall be entitled to one vote. The term of office of all persons who may be directors of the corporation at the date when the right to elect a majority of the directors shall accrue to the holders of Class A Preferred Stock, as herein provided, shall terminate upon the election of their successors at a meeting of the stockholders. Such meeting shall be held at any time after the accrual of such voting power upon notice similar to that provided in the by-laws for an annual meeting, and at the request in writing of the holders of not less than ten per cent of the number of shares of the then outstanding Class A Preferred Stock addressed to the Secretary of the corporation at its principal business address. Upon the termination of such voting power of the holders of Class A Preferred Stock to elect a majority of the directors of the corporation the terms of office of the directors of the corporation so elected by the holders of Class A Preferred Stock shall terminate upon the election of their successors at a meeting of the stockholders of the corporation then entitled to vote. Such meeting shall be held at any time after the termination of such right of the holders of Class A Preferred Stock to elect a majority of the directors upon notice similar to that provided in the by-laws for an annual meeting, and at the request in writing of the holders of not less than ten per cent of the number of shares of the then outstanding stock entitled to vote at such election, addressed to the Secretary of the corporation at its principal business office.

9. Upon the surrender to or acquisition by Retail Credit Company of any of the shares of stock of Retail Credit Company outstanding prior to this amendment to its charter said shares shall be cancelled and Retail Credit Company shall have no power to re-issue said shares or to issue any new shares of stock other than shares authorized by this amendment to its charter.

10. No holder or holders of stock of this company shall be entitled to or shall have the right to subscribe for, purchase or receive any part of any issue of stock, Common or Preferred, or bonds, notes, indentures, or other securities convertible into stock, which may be hereafter issued by this company and any such unissued or new or additional shares of stock or bonds, notes, indentures, or other securities convertible into stock may be issued and disposed of by the board of directors to such person or persons and on such terms as the board of directors in their absolute discretion may deem advisable. That is to say:

The right of pre-emption shall not exist as to the shares of this company herein authorized or to be hereafter authorized, nor shall it exist as to any securities which are convertible into stock.

11. This company shall have the right to make by-laws, rules and regulations for the government of its business; to have a board of directors composed of such number of the stockholders as the holders of a majority of the stock of this company then outstanding and entitled to vote may from time to time deem wise. The said board of directors shall have the authority conferred upon boards of directors of such companies under the laws of the State of Georgia and as well such additional authority as may be conferred from time to time upon said board by the stockholders in meeting assembled. This company shall have the right to provide for the election of its officers and directors and the organization or conduct of its business.

12. This company shall have the right to wind up its affairs; to merge or consolidate with a corporation of this or another State; to sell its assets and good will; to distribute the proceeds thereof among its creditors and stockholders upon the vote of the holders of two-thirds of the shares of stock then outstanding and having the voting power.

13. This company shall have the right to accept amendments to its charter, be the same material, radical or vital, upon the vote of the holders of two-thirds of the then outstanding shares of the capital stock of this company then entitled to voting power. The acceptance of any share of stock issued by this company shall be construed to be assent to this.

14. No stockholder or stockholders of this company owning less than five per cent. in amount of all of the shares of Common and Preferred stock of this Company then outstanding shall have the right to require an examination of the books, papers or documents of this company, without the consent of the company.

15. The duration of the charter of this company shall be extended for a period of twenty years from the date of the granting of this amendment, with the privilege of one or more renewals as may from time to time be authorized by the laws of Georgia.

16. No person who is a stockholder of this company now, or who may become such, shall be liable for any debt, contract, liability, undertaking or tort of this company, whether such liability of the company be now existing or hereafter incurred unless the same be directly incurred or contracted for by such stockholder.

17. This Company shall have authority to issue shares of stock junior to the Class A Preferred stock hereinbefore described upon the vote of the holders of a majority of the shares of stock of this company than outstanding and entitled to vote thereon. Said shares may be issued in such quantity and amount as may be deemed to be to the interest of the company, and the same may be disposed of in such manner and for such purposes as the said stockholders or the directors may deem to be wise.

NOW, THEREFORE, BE IT FURTHER RESOLVED, that the officers of Retail Credit Company authorized and directed to file a petition to the Superior Court of Fulton County, Georgia, to effect the amendment to the charter of Retail Credit Company in the manner aforesaid, and to take all other and further steps necessary or proper to accomplish such purpose.

I, GEORGE A BLAND, do hereby certify that I am Secretary of Retail Credit Company and that the foregoing is a true and correct copy of a resolution adopted at a meeting of the stockholders of Retail Credit Company duly and legally called, assembled, and held on the 27th day of April, 1931, and that said resolution is now of full force and effect.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of Retail Credit Company, this 27th day of April 1931.


/s/ Georgia A. Bland
- ---------------------------
Secretary Retail Credit Company


Filed April 27th, 1931. /s/J. W. Summerak, O.S.C.

IN THE SUPERIOR COURT OF FULTON COUNTY, GEORGIA

IN THE MATTER OF RETAIL CREDIT COMPANY NO. 12561

It having been made to appear that the petition of Retail Credit Company was duly filed in the office of the clerk of this court, and that a copy of said petition and the exhibit thereto have been published once a week for four successive weeks in the Fulton County Daily Report, the nearest public gazette to the point where the business of Retail Credit Company is located; and

It having been made to appear to the Court that every stockholder of Retail Credit Company has consented to the amendment of the charter of Retail Credit Company in the manner set out in said petition; and

It further appearing that the petition is within the purview of the statutes in such causes made and provided, and that there is no objection thereto,

IT IS CONSIDERED, ORDERED, ADJUDGED AND DECREED that the prayers of the aforesaid petition of Retail Credit Company be and the same are hereby granted and that the charter of said Retail Credit Company be and the same is hereby amended in the manner set out in said petition and the exhibit thereto. Let said petition and this order be entered on the minutes of this Court and let the petitioner pay the costs of this proceeding.

This 25th day of May, 1931.
/s/ John D. Humphries
- ---------------------------
Judge Superior Court Atlanta Circuit.
Recorded June 26, 1931.

IN THE SUPERIOR COURT OF FULTON COUNTY, GEORGIA

In the matter of petition of)
Retail Credit Company to)
amend its charter)

In consideration of the foregoing petition filed in the office of the Clerk of the Superior Court of Fulton County, Georgia, on the first day of December, 1922, of Retail Credit Company to increase its authorized capital stock to One Million ($1,000,000.00) Dollars, and it being made to appear to the Court that the said petition is within the purview of the provisions of the Code of the State of Georgia in such matters made and provided, and it further appearing that said petition has been advertised once a week for four successive weeks in the Fulton County Daily Report, a newspaper in general circulation in Fulton County, Georgia, and that twenty-eight days have elapsed since the time of filing said petition;

IT IS ORDERED, ADJUDGED and DECREED that the prayers of said petition be granted and that the charter of said Retail Credit Company be and it is hereby amended so that the authorized capital stock of said Retail Credit Company shall henceforth be the sum of One Million ($1,000,000.00) Dollars; the said increase to be made from time to time upon the vote of the holders of the majority of the then outstanding shares of stock entitled to vote, and to be made in common or preferred stock, either or both.

Let this order be entered upon the minutes of this Court. This December 30, 1922.

/s/ W. D. Ellis
- ---------------------------
Judge, Superior Court, Atlanta Circuit.

G E O R G I A.

FULTON COUNTY.

TO THE SUPERIOR COURT OF SAID COUNTY.

The petition of Retail Credit Company, a corporation, organized and existing under and by virtue of this Honorable Court, respectfully shows as follows:

1. Your petitioner became a body corporate under and by virtue of an order of this Honorable Court, dated December 20th, 1913.

2. The capital stock of this corporation as authorized by this charter was Fifty Thousand ($50,000) Dollars, with the privilege of increasing the same from time to time up to One Hundred Thousand ($100,000) Dollars.

3. By amendments to said charter heretofore granted by the Honorable Court, the authorized capital stock of this company has been increased up to Three Hundred Thousand ($300,000) Dollars, then up to Four Hundred Thousand ($400,000) Dollars, and then up to Five Hundred Thousand ($500,000) Dollars, all of which said increase to be made upon the vote of the holders of the majority of the then outstanding shares of stock entitled to vote, and then to be made in common or preferred stock, either or both.

4. At a meeting of the stockholders of this corporation on the first day of December, 1922, a resolution was adopted seeking to amend the charter of this company so as to authorize the increase of its capital stock from time to time up to One Million ($1,000,000) Dollars, said increase to be made upon the vote of the holders of the majority of the then outstanding shares of stock entitled to vote, and to be made in common or preferred stock, either or both. A certified copy of said resolution is hereto attached and made a part hereof.

5. Your petitioner, therefore, desires to have its said charter so amended that its maximum authorized capital stock shall be one million ($1,000,000) Dollars, and said increase may be made upon the vote of the holders of the majority of the then outstanding shares of capital stock entitled to vote, and that said increase may be made in common or preferred stock, either or both, and in such proportions as may be determined by the vote of said stockholders.

Wherefore, your petitioner prays that its said charter be amended as herein set out.


/s/ Alston, Alston, Frosture & Moore
- -------------------------------------
Petitioner's Attorneys

I, T. G. Woolford, Secretary of Retail Credit Company, do hereby certify that the following is a true and correct copy of a resolution of the Stockholders of Retail Credit Company duly and legally adopted by the Stockholders of Retail Credit Company in lawful meeting assembled, on the 1st day of December, 1922.

Witness my hand and seal of this Company, this the 1st day of December, 1922.


/s/ T. G. Woolford
- ---------------------------
Secretary of Retail Credit Company.



BE IT RESOLVED by the stockholders of the Retail Credit Company in lawful meeting assembled, that its charter be amended in the following respects:

So that this Company shall have the power to increase its capital stock from time to time up to Ten Hundred Thousand ($1,000,000) Dollars par value, said increase or increases to be made upon the vote of the holders of the majority of the then outstanding shares of stock entitled to vote. Said increased stock may be issued in common or preferred stock, either or both, and if issued in preferred stock, shall have such rights, priorities, powers and privileges, and only such rights, priorities, power and privileges, as are conferred upon it by the resolution authorizing the same:

BE IT FURTHER RESOLVED that the President or Vice-President of this Company is authorized to do all the things necessary to be done in order to give full force and effect to the resolution.

GEORGIA,
FULTON COUNTY.

TO THE HONORABLE THE SUPERIOR COURT OF SAID COUNTY:

This, the petition of Retail Credit Company, a corporation organized and existing under and by virtue of an order of this Honorable Court, respectfully shows:

1.

Your petitioner became a body corporate under and by virtue of an order of this Honorable Court dated December 2O, 1913.

2.

The charter was amended by an order dated the 30th day of November, 1915, reducing the authorized capital stock from $1,000,000.00 to $300,000.00. It was further amended by order of this Honorable Court on the 8th day of December, 1919, increasing the authorized capital stock to $400,000.00.

3.

Your petitioner attaches hereto a certified copy of resolution adopted by its stockholders in lawful meeting assembled on the 19th day of April, 1921, which said resolution is made a part of this petition and of this paragraph, reference to which as often as may be necessary is prayed.

4.

Petitioner desires that its charter be now amended in each and every respect, and so that it will have each and every of the powers, rights and privileges mentioned or set out in the aforementioned resolution.

THEREFORE, petitioner prays that after its petition shall have been published in the manner required by law, an order be entered amending its charter in each and every respect as herein set out.

/s/ Robert C. & Philip H. Alston
- ---------------------------------
Attorneys for Petitioner

I, T. G. Woolford, Secretary of Retail Credit Company, do hereby certify that the following is a true and correct copy of a resolution of the Stockholders of Retail Credit Company duly and legally adopted by the stockholders of Retail Credit Company in lawful meeting assembled, on the 19th day of April, 1921.

WITNESS my hand and the seal of this Company, this the 20 day of April, 1921.

/s/ T. G. Woolford
- ---------------------------
Secretary of Retail Credit Co.

BE IT RESOLVED by the stockholders of Retail Credit Company, in lawful meeting assembled, that its charter be amended in the following respects:

So that this Company shall have the power to increase its capital stock from time to time up to Five Hundred Thousand ($500,000.00) Dollars par value, said increase or increases to be made upon the vote of the holders of a majority of the then outstanding shares of stock entitled to vote. Said increased stock may issued in common or preferred stock, either or both, and, if issued in preferred stock, shall have such rights, priorities, powers and privileges, and only such rights, priorities, powers and privileges as are conferred upon it by the resolution authorizing the same;

So that no stockholder or stockholders of this Company owning less than five percent, in amount of all of the shares, common and preferred, then outstanding, shall have the right to examine the books, papers or documents of this Company without the consent of this Company; So that no holder or holders of stock of this Company shall be entitled to, or shall have the right to, subscribe for, purchase or receive any part of any stock to be authorized under these resolutions, or any future resolution, or of any new or additional issue of stock, preferred or common, or of bonds, notes, indentures or other securities convertible into stock, but any such unissued, new or additional shares of stock or bonds, notes, indentures or other securities convertible into stock may be issued and disposed of by the Board of Directors to such person or persons, and on such terms, and for such consideration (so far as it may be permitted by law) as the Board of Directors, in their absolute discretion, may deem advisable;

So that the charter of this Company be extended for a period of twenty years from the time this amendment is granted by the Superior Court of Fulton County, Georgia.

BE IT FURTHER RESOLVED that the President or Vice President of this Company is authorized to do all things necessary to be done in order to give full force and effect to this resolution.

GEORGIA, FULTON COUNTY:

To the Superior Court of said County:

The petition of Retail Credit Company, a corporation organized and existing under and by virtue of an order of this Honorable Court respectfully shows:

1. Your petitioner became a body corporate under and by virtue of an order of this Honorable Court dated December 20, 1913.

2. The capital stock of said Company as originally authorized by its charter was $50,000.00 with privilege of increasing the same from time to time up to $1,000,000.00.

3. By an amendment granted by this Honorable Court on the 20th day of October, 1915, covering the authorized capital stock it was so amended as to authorize an increase of the capital stock from time to time up to $300,000.00 said increase to be made upon the vote of the holders of a majority of the then outstanding capital stock.

4. At a meeting of the stockholders of said corporation on the 28th day of October, 1919 a resolution was adopted seeking to amend the charter of the Company so as to authorize the increase of its capital stock from time to time up to $400,000.00, said increase to be made upon the vote of the holders of a majority of the then outstanding shares of stock entitled to vote and to be made in common or preferred stock, either or both. The said resolution further contained a provision for extending the period of the incorporation for a period of twenty years from the date of this amendment. A certified copy of said resolution is hereto attached and made a part hereof.

5. Your petitioner, therefore, desires to have its said charter so amended that its maximum authorized capital stock shall be $400,000.00, and that said increase may be made upon the vote of the holders of a majority of the then outstanding share of capital stock entitled to vote, and that said increase may be made in common or preferred stock, either or both, and in such proportions as may be determined by the vote of said stockholders.

WHEREFORE your petitioner prays that its said charter be amended as herein set out.

/s/ Robert C. & Philip H. Alston
- --------------------------------
Petitioner's Attorneys

BE IT RESOLVED by the Stockholders of Retail Credit Company, in meeting assembled, that its charter be amended so that this Company shall have the power to increase its capital stock from time to time up to Four Hundred Thousand ($400,000.00) Dollars, the said increase to be made upon the vote of (the holders of a majority of the then outstanding shares of) stock entitled to vote. Said increase may be issued in common or preferred stock, either or both.

BE IT FURTHER RESOLVED that the charter of the Company be extended for a period of twenty (20) years from the time this amendment is granted by the Superior Court of Fulton County, Georgia.

BE IT FURTHER RESOLVED that the President, or either Vice-President of this Company, is authorized to do all things necessary to be done in order to procure this amendment.

I, T. G. Woolford, Secretary of Retail Credit Company, do hereby certify that the foregoing is a true and correct copy of resolution adopted by the Stockholders of Retail Credit Company in lawful corporate meeting assembled, at the office of said Company on the 28 day of October, 1919.

WITNESS my hand and official seal, this the 29 day October, 1919.

/s/ T. G. Woolford
- ---------------------------

GEORGIA, FULTON COUNTY:

In the Superior Court of said County:

Whereas Retail Credit Company, a corporation organized and existing under and by virtue of an order of this Honorable Court has filed its petition in the office of the Clerk of the Superior Court of Fulton County, Georgia, seeking an amendment of its charter heretofore granted so that the capital stock of said corporation may be increased from time to time to the sum of $400,000.00, and seeking to have the period of its incorporation extended for twenty years from date and,

Whereas it appears that a resolution was adopted at a meeting of the stockholders of said Retail Credit Company authorizing the aforementioned amendment and that the petition, together with a certified copy of said resolution of the stockholders have been published in the Fulton County Daily Report, a daily newspaper of said County, once a week for four weeks prior to the date of this order.

Therefore, it is hereby ordered and directed that said application for amendment be granted as prayed for.

This 8 day of December, 1919.

/s/ J. T. Pendleton
- ---------------------------
Judge Superior Court
Atlanta Circuit

GEORGIA,

FULTON COUNTY.

IN THE SUPERIOR COURT OF SAID COUNTY:

The petition of RETAIL CREDIT COMPANY, a corporation organized and existing under and by virtue of an order of this Honorable Court, respectfully shows:

1.
Your petitioner became a body corporate under and by virtue of an order of this Honorable Court dated December 20, 1913.

2.
Paragraph 4 of its said charter provided as follows:

"The capital stock of said Company shall be $50,000. Petitioners desire said Company to have the power to increase said capital stock from time to time up to $1,000,000, the said increase to be made upon the vote of the holders of a majority of the then outstanding capital stock. The said capital stock to be paid in money, property and in going business and good will, taken at its reasonable market value. Ten per cent of said capital stock has been paid in."

3.
Petitioner further shows that at a meeting of its stockholders held at its office on the 30th day of October, 1915, a resolution was adopted directing that an amendment to its charter heretofore granted be applied for, seeking to reduce its capital stock from $1,000,000, as set out in paragraph 4 of its charter, to the sum of $300,000. A certified copy of said resolution is hereto attached and made a part hereof.

4.
Your petitioner therefore desires to have its said charter so amended that its maximum authorized capital stock shall be $300.000, and that said paragraph 4 of its charter be amended so as to read as follows:

GEORGIA,
FULTON COUNTY.

TO THE SUPERIOR COURT OF SAID COUNTY:

WHEREAS, Retail Credit Company, a corporation organized and existing under and by virtue of an order of this Honorable Court, has filed its petition in the office of the Clerk of the Superior Court of Fulton County, Georgia, seeking an amendment of its charter heretofore granted, so that the capital stock of said corporation shall be reduced from the sum of One Million ($1,000,000.00) Dollars, to the sum of Three Hundred Thousand ($300,000.00) Dollars; and

WHEREAS, it appears that a resolution was adopted at a meeting of the stockholders of said Retail Credit Company, authorizing the aforementioned amendment, and that the petition, together with a certified copy of said resolution of the stockholders has been published in the Fulton County Daily Report, a daily newspaper of said County, once a week for four weeks prior to the date of this order.

IT IS HEREBY ORDERED AND DECREED that said application for amendment be granted as prayed for.

This the 30th day of November, 1915.


/s/ J. T. Pendleton
- ---------------------------
Judge  S.C.A.C.


"The capital stock of said Company shall be $50,000. Petitioners desire said Company to have the power to increase said capital stock from time to time up to $300,000, the said increase to be made upon the vote of the holders of a majority of the then outstanding capital stock. The said capital stock to be paid in money, property, and in going business and good will taken at its reasonable market value. Ten per cent of said capital stock has been paid in.

WHEREFORE, petitioner prays that its charter be amended as herein set out.



/s/ Robert C. & Philip H. Alston
- --------------------------------
Petitioners'  Attorneys

EXHIBIT "A"



RESOLVED, That an amendment to the charter of the Retail Credit Company be applied for so that the maximum authorized capital stock of said corporation shall be reduced from $1,000,000.00, as authorized in its charter granted December 20, 1913, to the sum of $300,000.00.



I, T. G. Woolford, Secretary of the Retail Credit Company, do hereby certify that the foregoing is a true and correct copy of a resolution adopted by the stockholders of the Retail Credit Company, in lawful corporate meeting assembled and held on the 30th day of October, 1915.

Witness my hand and official seal this the 30th day of October, 1915.

/s/ T. G. Woolford
- ---------------------------
Secretary Retail Credit Company

GEORGIA.

FULTON COUNTY.

TO THE HONORABLE THE SUPERIOR COURT OF SAID COUNTY:

This the petition of Cator Woolford, T. G. Woolford, George A. Bland, of said County and State, and Emory J. Hyde, of the City and State of New York, and Walter C. Hill and Claude K. Frederick, of the County of Fulton, State of Georgia, respectfully represents unto this Honorable Court as follows:

1 Your petitioners desire, for themselves, their associates, successors and assigns, to be incorporated and made a body politic under the name and style of RETAIL CREDIT COMPANY for a period of twenty (20) years with the privilege of renewal as authorized by the laws of the State of Georgia.

2 The object of said company to be pecuniary gain to its stockholders. The particular business in which it desires to engage in the making of reports to insurance companies concerning the propriety or advisability of accepting applications for insurance; the making of financial reports on all matters of financial concern to its patrons; the making of investigations for the purpose of furnishing information in reference to investments and credits; the doing of a general reporting business and the issuing of such publications as may from time to time be deemed necessary or advisable in the conduct of its business; the lending of money upon such security as its corporate authority may approve; the acquiring of real estate and personal property necessary and proper to conduct its business, and petitioners desire the corporation, to have the power to borrow money and to secure the same in such a way as may be known to law.

3 The principal place of business of said company shall be in the County of Fulton, State of Georgia, though it desires to have the power and right to establish branch offices in various parts of the United States of America and elsewhere.

4 The capital stock of said company shall be Fifty Thousand Dollars ($50,000.00). Petitioners desire said company to have the power to increase the said capital stock from time to time up to One Million Dollars ($1,000,000.00) the said increase to be made upon the vote of the holders of a majority of the then outstanding capital stock, the said capital stock to be paid in money, property, and in going business and good-will taken at its reasonable market value. Ten per cent (10%) of said minimum capital stock has been paid in.

5 Petitioners desire that said company shall have the right to make by-laws, rules and regulations for the government of its business; to have a Board of Directors composed of such number of the stockholders as the holders of a majority of the stock of this company may from time to time deem wise. The said Board of

Directors shall have the authority conferred upon boards of directors of such companies under the laws of the State of Georgia and, as well, such additional authority as may be conferred upon said board by the stockholders in meeting assembled. The said company shall have the right to provide for the election of officers and for the organization and conduct of its business.

6 Petitioners desire said company to have the right to wind up its affairs, to sell its assets and good-will, and to distribute the proceeds thereof among its creditors and stockholders, upon a vote of the holders of two-thirds of the shares of stocK then outstanding and having the voting power.

7 Petitioners desire said corporation to have the right and power to issue any part of its authorized capital stock in preferred stock; the said preferred stock to have such rights and preferences--and only such rights and preferences-
- -as may be voted thereto by the holders of a majority of the stock then outstanding and having the voting power.

8 Petitioners desire said corporation to have the right to accept amendments to this charter, be the same material or immaterial, upon the vote of the holders of sixty per cent (60%) of the then outstanding shares of the capital stock of this company then entitled to the voting power, said vote to be had at any lawful meeting.

9 Your petitioners pray that this petition be published in the manner required by the laws of the State of Georgia and, after publication thereof in such manner, an order be entered declaring your petitioners, for themselves, their successors and associates, to be incorporated and made a body politic under the name and style hereinabove set out, with the powers hereinabove referred to, for the time hereinabove mentioned, and that all offers and decrees necessary and proper to this end be entered.

IN THE SUPERIOR COURT OF FULTON COUNTY, GEORGIA.

In the matter of Petition for Charter of RETAIL CREDIT COMPANY.

In consideration of the foregoing petition and it being made to appear to the court that the said petition is within the purview of the provisions of the Code of the State of Georgia in such matters made and provided, and it further appearing that petition has been advertised once a week for four successive weeks in the Fulton County Daily Report, a newspaper of general circulation in Fulton County, Georgia, and twenty-eight days have elapsed since the time of filing said petition:

IT IS ORDERED, adjudged and decreed that the prayers of said petition be granted and that petitioners Cator Woolford, T. G. Woolford, George A. Blount, Emory J. Hyde, Walter C. Hill and Claude M. Frederick, for themselves, their associates, successors and assigns, are hereby made a body corporate and politic under the name and style of Retail Credit Company for a period of twenty years with the privilege of renewal as allowed by the laws of the State of Georgia, with all the rights, powers and privileges set out and prayed for in the foregoing petition, together with all other rights, powers and privileges which are inherent in corporations under the laws of the State of Georgia. Let this order be entered upon this court.

December 20/13

/s/ J. T. Pendleton
- ---------------------------
Judge S.C.A.C.

IN THE SUPERIOR COURT OF FULTON COUNTY
BY PARTE
RETAIL CREDIT COMPANY

This the petition of RETAIL CREDIT COMPANY respectfully represents unto this Honorable Court as follows:

This Company was incorporated by order of this Honorable Court on the 2Oth day of December, 1913. The charter was amended by order of this Honorable Court on the 20th day of November, 1915; and again amended by like order entered on the 8th day of December, 1919. It was again amended by order of this Court entered on the 20th day of May, 1921 and again amended by order of this Court entered on December 30th, 1922.

Your petitioner desires a renewal of its charter, as set out in the original articles of incorporation and the amendments thereto, except in so far as those amendments are inconsistent with the amendment which it now desires.

Your petitioner desires a further amendment to its said charter as is shown by certified copy of abstract from the minutes of the meeting of the stockholders of your petitioners held on the 16th day of October, 1928 which said certified abstract is hereto attached and marked "Exhibit A." The said abstract shows that the said application for renewal and for amendments has been authorized by proper corporate action.

WHEREFORE, petitioner prays that this petition be filed in the office of the Clerk of this Court, and that after publication thereof once a week for four weeks in the nearest public gazette to the point where such business is located, an order be entered declaring this application to be granted, and that thereupon petition and order shall be recorded in the office of the Clerk of this Court in the manner prescribed bylaw.

Petitioner prays for such other and further relief as may be meet and proper. Retail Credit Co.
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by C.M. Frederick, Treas.
by James C. Malone, Vice Pres.

Alston, Alston, Foster, Moise, Attorney for Petitions
Filed Oct. 18 - 1928
T. C. Miller.  C.S.C.                  (seal)

On motion duly made and seconded, it was unanimously

"RESOLVED that this Company do cause its charter to be amended as follows:

(1) So that it will be authorized to create and issue shares of common stock without par value, and to exchange the present outstanding par value common stock of this Company in such proportion and at such ratio as may be fixed by the Board of Directors of this Company in regular or called meeting for shares of said no-par value common stock; and as well to sell any of the said common stock from time to time for the corporate purposes of this Company at such amount or amounts as may be fixed from time to time by the Board of Directors.

(2) To create Participating Preferred Stock of no par value and to exchange the same for the present shares of par value Class A preferred stock of this Company, upon such ratio and in such proportion as may be fixed by the Board of Directors of this Company in regular or called meeting assembled, and to likewise sell the same from time to time for the corporate purposes of this Company at such price or prices as may be fixed from time to time by Board of Directors of the Company.

(3) Said Participating Preferred Stock shall have the following preferences, powers, characteristics, limitations and exemptions:

(a) The acting power at any and all corporate meetings of this Company upon equality, share for share, with the common stock; and the right to have cumulative dividends out of the earnings or surplus of this Company, when declared by the Board of Directors of this Company, at the rate of Two ($2.00) Dollars per share per annum in preference to and in priority over the shares of the common stock of this Company: provided that, when the payment of any quarterly of semi-annual of annual dividend at the rate of Two ($2.00) Dollars per annum shall have been made or set aside on all of the shares of this Participating Preferred Stock then outstanding, and all accumulated dividends at the rate of Two ($2.00) Dollars per share per annum on this Preferred Stock shall have been paid, each share of the common stock of this Company shall be entitled to receive, share for share, an equal dividend for such period out of the earnings or surplus of this Company when declared by the Board of Directors. Thereafter, the shares of this Participating Preferred Stock and of the common stock shall share equally in all dividends declared by the Board of Directors out of the surplus or earnings for that period, share for share.

(b) The Board of Directors of Retail Credit Company may call said shares of Participating Preferred Stock when and as often as it may deem it proper to do so. In making such call or calls, the Board of Directors may call all or any part or parts of said stock; and if less than the whole is called, may designate the shares of stock to be called in any manner that it may deem proper or in making such designation, it may call a proportionate part of the stock of each of the holders of this Participating Preferred Stock; or it may ascertain the shares to be called by lot in a manner to be fixed by it; or the Board may call the whole or any part of the shares owned by any holder or holders of this preferred stock named by the Board of Directors in the resolution making such call or calls.

(c) The Retail Credit Company shall pay over to the respective holders of the shares of this stock so called the amount due as herein set out; said payments to be made to each shareholder upon the surrender of the shares so called duly stamped and transferred; or it may deposit the callable price of said stock at any bank determined by it to be in good standing in the City of Atlanta, Georgia for the account of the holders or holders of the share or shares of stock so called to be paid upon the surrender of the certificate or certificates evidencing the stock so called duly stamped and transferred; and in either event said shares shall immediately cease to be entitled to participate in the earnings and dividends of the Retail Credit Company, and shall have no further right in the said Company or its assets.

(d) The shares of this Participating Preferred Stock acquired by the Company in any manner herein specified and paid for by it may be thereafter reissued by the Retail Credit Company and sold or exchanged upon such terms as the Board of Directors may determine.

(e) The price at which any share of this Preferred Stock may be called, shall be that part of the net book value of the properties of this Company ascertained as herein provided, attributable at the end of the fiscal year next preceding such call to one share of this Participating Preferred Stock outstanding at the end of said fiscal year.

(f) In attributing the net book value of the properties of this Company to the shares of this Participating Preferred Stock, the shares of common stock and this Participating Preferred Stock shall be treated on exact equality.

STATE OF GEORGIA

COUNTY OF FULTON

I, J. W. Simmons, Clerk of the Superior Court of Fulton County, Georgia, do hereby certify that the within and foregoing is a true and correct copy of petition of Cator Woolford, et al, for incorporation under the name and style of RETAIL CREDIT COMPANY and the order of Court thereon allowing same, No. 4778

ALSO petition of Retail Credit Company for Charter amendment, and the order of Court thereon allowing same, No. 5351
ALSO petition of Retail Credit Company for Charter amendment, and the order of Court thereon allowing same, No. 6549
ALSO petition of Retail Credit Company for Charter amendment, and the order of Court thereon allowing same, No. 7271
ALSO petition of Retail Credit Company for Charter amendment, and the order of Court thereon allowing same, No 7962
ALSO petition of Retail Credit Company for Charter amendment and renewal, and the order of Court thereon allowing same, No. 11148

ALSO petition of Retail Credit Company for Charter amendment, and the order of Court thereon allowing same, No. 12561 Fulton County, Georgia records, all of which appears of file and record in this office.

Given under my hand and seal of office This the 15th day of March, 1951.

/s/ J.W. Simmons
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DEPUTY CLERK, SUPERIOR COURT
FULTON COUNTY, GEORGIA